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                                                                    EXHIBIT 4.1


Number C-((CERTIFICATE_NO))    CIPHERGEN BIOSYSTEMS      ((NO_OF_SHARES)) Shares
                             A California Corporation               Common Stock
                         CAPITAL STOCK 90,000,000 SHARES

Common Stock 60,000,000 Shares
Preferred Stock 30,000,000 Shares


         THIS CERTIFIES THAT ((NAME)) is the record holder of ((NO_SPELLED)) (((No_of_shares))) shares of the Common Stock of CIPHERGEN BIOSYSTEMS, INC., transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

         A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Articles of Incorporation, or by any Certificate of Determination of Preferences, and the number of shares constituting each series and the designations thereof, may be obtained by any stockholder upon request and without charge at the principal office of the corporation, which is presently located at 490 San Antonio Road, Palo Alto, California 94306.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this ____ day of _________, 1999.



-------------------------------------      -------------------------------------
Michael J. O'Donnell, Secretary            William E. Rich, President

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         FOR VALUE RECEIVED ___________________________ HEREBY SELL, ASSIGN,
AND TRANSFER UNTO ___________________________________ SHARES REPRESENTED BY
THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________, ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _____________, 19___

IN PRESENCE OF
               --------------------------       --------------------------------
                   (Witness)                         (Shareholder)

                                                --------------------------------
                                                     (Shareholder)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND OR ITS ASSIGNEE(S), AS PROVIDED IN THE BYLAWS OF THE COMPANY.